UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act File Number:
                                    811-22017

                                  The CNL Funds
               (Exact Name of Registrant as Specified in Charter)

                             450 South Orange Avenue
                                Orlando, FL 32801
               (Address of Principal Executive Offices)(Zip Code)

            Andrew Hyltin                              With copies to:
            The CNL Funds
       450 South Orange Avenue                       Matthew DiClemente
          Orlando, FL 32801                  Stradley Ronon Stevens & Young, LLP
                                                  2600 One Commerce Square
(Name and Address of Agent for Service)            Philadelphia, PA  19103


               Registrant's Telephone Number, including Area Code:
                                 (407) 540-2764

                      Date of Fiscal Year End: December 31

                   Date of Reporting Period: December 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

    (Annual Report for the period December 31, 2008 through December 31, 2009 is filed herewith)

CNL GLOBAL REAL ESTATE FUND

     CLASS A SHARES

     INSTITUTIONAL CLASS SHARES

              ANNUAL REPORT
              THE CNL FUNDS

              DECEMBER 31, 2009

              SUB-ADVISED BY CB RICHARD ELLIS GLOBAL REAL ESTATE SECURITIES, LLC

(CNL(R) LOGO)
CNL FUND ADVISORY COMPANY

Table of Contents

Letter to Shareholders ...................................................    2
Portfolio Management Review ..............................................    4
Fund Performance Summary .................................................    7
Understanding Your Ongoing Costs (Unaudited) .............................    9
Investment Portfolio .....................................................   10
Statement of Assets and Liabilities ......................................   14
Statement of Operations ..................................................   15
Statement of Changes in Net Assets .......................................   16
Financial Highlights .....................................................   17
Notes to Financial Statements ............................................   19
Report of Independent Registered Certified Public Accounting Firm ........   27
Tax and Other Information (Unaudited) ....................................   28
Trustees and Officers (Unaudited) ........................................   29

This material is authorized for distribution only when preceded or accompanied by a current prospectus.

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Note 7 of the Financial Statements presents additional discussion of the risks of investing in the Fund.

Letter to Shareholders

February 25, 2010

Dear Shareholders,

We are pleased to present this third annual report for The CNL Funds to you, the shareholders in CNL Global Real Estate Fund.

Market volatility continued to characterize the financial markets in 2009, resulting in persistent instability and uncertainty for investors. Key U.S. economic indicators such as employment, GDP growth, and retail sales declined most of the year with some modest signs of improvement late in fourth quarter 2009. U.S. investors face the daunting challenge of reviewing portfolio allocation strategies in the face of significant uncertainties, including interest rates, capital scarcity, unsustainable debt levels, soft asset prices, and weak employment fundamentals. It seems that the need has never been greater for U.S. domiciled investors to fully consider the performance of the U.S. within the context of the global economy.

In 2009, real estate stocks delivered the classic U-shaped performance that has been witnessed time and again in the past 30 years. In the face of declining values and negative headlines for residential and commercial properties, global REITs experienced a significant performance rebound of +38% for the year. The resurging investor interest in global REITs and confidence in the underlying companies was further evident as the global REIT index outperformed global equities (MSCI World Index: +30.8%) and large cap companies (S&P 500: +36.5%).

The combination of persistent domestic uncertainties and the prospect for uneven economic recovery for the world's developed and emerging economies underscore the relevance of CNL Global Real Estate Fund as part of a balanced investment strategy which is to be well positioned with its investments in real estate companies. The relative performance of global REITs reinforces the point that market dislocations create opportunities to acquire the shares of well capitalized, high quality and globally known companies at attractive prices within stable and growing economies on a global basis.

FINANCIAL RESULTS

During the period from January 1, 2009, through December 31, 2009, the Fund received approximately $3.3 million in gross proceeds from the sale of shares in the CNL Global Real Estate Fund. We used this investment capital to acquire interests in approximately 69 public companies that are listed on the securities exchanges in 10 countries and maintained an international exposure at approximately 60%. In 2009, net investment income was approximately $516,586 for the 12-month period ending December 31, 2009. Distributions paid to shareholders totaled approximately $941,747 for the same period, representing 100% ordinary income dividends. The net asset value per share was $4.62 per share on January 1, 2009 and $6.14 per share on December 31, 2009, resulting in a total return of 38% for the Institutional Class shareholders, including dividend reinvestment.

LOOKING AHEAD

We are pleased to announce that a majority of the shareholders in CNL Global Real Estate Fund have voted in favor of the plan of reorganization with American Beacon Funds.

At a meeting held on November 19, 2009, the Board of Trustees of The CNL Funds unanimously approved an Agreement and Plan of Reorganization and Termination (the "Plan") pursuant to which the CNL Global Real Estate Fund (the "CNL Fund") will be reorganized with and into the American Beacon Global Real Estate Fund (the "American Beacon RE Fund"), a series of the American Beacon Funds, sponsored and advised by American Beacon Advisors, Inc. The Plan provides for the CNL Fund to transfer all of its assets to the American Beacon RE Fund in exchange for Investor Class and Y Class shares of the American Beacon RE Fund and the American Beacon RE Fund's assumption of all of the CNL Fund's liabilities. In conjunction with the transfer, each holder of the CNL Fund's Class A Shares and Institutional Shares will receive a pro rata distribution of the American Beacon RE Fund's Investor Class and Y Class shares, respectively. The CNL Fund will then be liquidated.

The shareholders of the CNL Fund held a special meeting on February 22, 2010 to consider the Plan in which the majority of the CNL Fund's shareholders voted in favor of the proposal to reorganize the Fund. Accordingly, the transfer of assets from the CNL Fund to the American Beacon RE Fund is expected to be completed on or about February 27, 2010.


                         2 - CNL GLOBAL REAL ESTATE FUND

Letter to Shareholders

We at the CNL Funds want to extend our gratitude for allowing us to be stewards of your investment funds. We believe the global real estate sector will continue to be an important asset class for your consideration and we have strong confidence in the combined team of American Beacon Funds and CB Richard Ellis Global Real Estate Securities to effectively navigate the real estate securities sector to provide you with favorable investment opportunities.

Sincerely,


/s/ Robert A. Bourne                    /s/ Andrew Hyltin

Robert A. Bourne                        Andrew Hyltin
Chairman                                President
The CNL Funds                           The CNL Funds

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.


                         CNL GLOBAL REAL ESTATE FUND - 3

Portfolio Management Review

This report provides management's discussion of performance for CNL Global Real Estate Fund (the "Fund") for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND PORTFOLIO MANAGEMENT

The Fund seeks to achieve a high total return through a combination of current income and capital appreciation from a diversified portfolio of investments in the publicly-traded securities issued by global real estate companies. The Fund is managed by: Jeremy Anagnos, Portfolio Manager, Co-Chief Investment Officer and Managing Director; Steve Carroll, Portfolio Manager, Co-Chief Investment Officer and Managing Director; and William Morrill, Portfolio Manager, Managing Director of CB Richard Ellis Global Real Estate Securities LLC. ("CBRE GRES or "Sub-Advisor").

INVESTMENT STRATEGIES AND POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by real estate and real estate-related companies, including real estate investment trusts (REITs) and real estate operating companies (REOCs). The Fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate or whose products or services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue mortgages. Real estate companies in other countries may have similar features to U.S. -qualified REITs; however the specific characteristics and regulations for foreign REIT-like companies may not be identical to those of U.S. -qualified REITs. At December 31, 2009, 100% of the Fund's holdings in common stocks and warrants were issued by real estate companies.

The Fund may invest in common equities, preferred equities, and convertible debt issued by real estate and real estate-related companies located primarily in North America, Europe, and the Asia Pacific. The Fund also gives particular investment consideration to equity securities traded on major exchanges in the following sub-regions: United States, Canada, United Kingdom, Continental Europe, Japan, Hong Kong, Singapore, and Australia/New Zealand. At December 31, 2009, nearly 100% of the Fund's holdings were invested in common stocks that are listed and traded through the securities exchanges located in developed countries.

Under normal market conditions, the Fund will invest at least 40% of its total assets in equity securities issued by real estate and real estate-related companies organized or located outside, or doing a substantial amount of business outside, of the U.S. The Fund allocates its assets among no less than three different countries. The Fund may invest up to 15% of its total assets in equity securities that are traded on the major stock exchanges located in emerging markets. Throughout 2009, a range of 31.1% to 37.0% of the Fund's holdings were invested in the common stocks of companies domiciled in the United States and the remainder of the portfolio was invested in the common stocks of real estate companies domiciled outside of the United States (63.0% to 68.9%). All of the companies are domiciled in developed countries only.

The Fund may invest in securities of small-, mid- and large- sized real estate or real estate-related companies. The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. The Fund limits the maximum holding of the issued capital of any individual company to no more than 10% of the Fund's assets. At December 31, 2009, the single largest Fund holding accounted for 5.2% of total net assets and the top 10 holdings accounted for 36.9% of total net assets.

The Sub-Adviser seeks to construct a portfolio with return and risk characteristics similar to the FTSE EPRA/NAREIT Global Real Estate Index Series (the Fund's "Benchmark Index"). The Benchmark Index is designed to track the performance of listed real estate companies and REITs worldwide. The Sub-Adviser uses the Benchmark Index as a guide in structuring and designing the Fund's portfolio, but the Fund is not an index fund.

The Fund typically maintains a portion of its assets in cash or cash equivalents in order to meet redemption requests, pay Fund expenses or satisfy other liquidity needs. These assets may be invested in overnight or short-term investment vehicles. At December 31, 2009, the cash position of the Fund was approximately 2% of gross assets.


                         4 - CNL GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGEMENT TECHNIQUES

The Fund was managed during 2009 to maintain approximately 95% investment allocation in common stocks of publicly-traded real estate companies. The Fund invested in securities that are listed on major exchanges located in the United States, Canada, Australia, Hong Kong, Japan, Continental Europe and United Kingdom; the Fund did not hold any securities listed on security exchanges located in emerging countries during 2009. During 2009, the Fund held one Rule 144A security position of Canadian-listed company Riocan, that was considered illiquid and represented less than 0.2% of the Fund's net asset value during the period that the illiquid position was held in portfolio. No leverage was employed at the Fund level for investment purposes. The Fund did not invest in any exchange-traded funds, real estate closed-end funds, mutual funds, derivatives, or short positions during 2009.

The Sub-Advisor's investment process employs a process of top-down global asset allocation in the various regions, subregions, and countries as well as bottom-up stock selection. This process is continuously ongoing and requires periodic rebalancing of the Fund's investment portfolio in order to meet its investment objective, to manage portfolio risk and to satisfy the Fund's diversification requirements.

CBRE GRES actively manages the portfolio construction process using a top-down allocation method. The Fund's portfolio managers establish sub-regional investment targets that represent relative deviations from the Benchmark Index based on the economic outlook, real estate fundamentals, relative valuation, credit market conditions and qualitative factors (capital flows, currencies, sub-regional equity and bond market behavior, etc.).

CBRE GRES' regional portfolio managers are responsible for individual sector and security selection within their respective regions. The regional portfolio managers recommend those stocks and sectors in their sub-region that they believe offer superior risk/return attributes relative to their peers. Individual stock weights are based in part on the global target of securities to be held, the weight of the security in the benchmark, the liquidity of the security relative to the amount to be invested, and the relative attractiveness of the stock to other securities to be included in the portfolio in the region.

The recommendations of the regional portfolio managers, and their securities analyst team members, and the input from the research team members of the Sub-Advisor's global affiliates are crucial to assessing appropriate global allocation, stock selection, and risk assessment. We believe the vast real-time global information platform of direct real estate, real estate companies and equity securities injects substantial added value to the Sub-Advisor's investment process.

FUND PERFORMANCE

For the year ended December 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 37.77% and the Institutional Class total return was 38.03%. The Fund's Benchmark Index return was 38.26% for the twelve month period ended December 31, 2009. Therefore Class A shares, excluding sales commission, underperformed the Benchmark Index by 49 basis points (-0.49%) and Institutional Class shares underperformed the Benchmark Index by 23 basis points (-0.23%).

When comparing the Fund's risk adjusted return to the Benchmark Index, a positive alpha of 3.4% was obtained in the measurement period of October 30, 2007 through December 31, 2009. Alpha is a coefficient which measures risk-adjusted performance, factoring in the risk that is associated with the specific security or portfolio (in this case the Fund), rather than the overall market sector (in this case the Fund's Benchmark Index). A positive alpha value, which has been achieved for the Fund as measured since inception through December 31, 2009, implies that the Fund has performed better than expectations, given its volatility (beta) and it is also an indication of value-added performance by the portfolio management team.

For the last three quarters of 2009 global real estate stocks rebounded sharply from the significant decline experienced in late 2008 and early 2009. Across the board, all global regions grew considerably and the Asia-Pacific region was the pacesetter with a 44.91% increase for the 12 months ending December 31, 2009. The other three regions, namely the Americas, Europe and the Middle East/Africa, were up 37.31%, 40.94%, and 43.30%, respectively, for the same time period. The data represent the performance of the Benchmark Index, not the Fund component regions.


                         CNL GLOBAL REAL ESTATE FUND - 5

After these impressive increases, the portfolio management team continued to actively screen companies that exhibited balance sheet quality and strength, (i.e. modest corporate leverage, minimal need for near-term financing, etc.) and potential cash flow growth.

PORTFOLIO SPECIFICS

On December 31, 2009 the Fund held positions in 69 real estate companies. This number represents an increase in the diversification of the Fund as compared to the 55 and 56 positions at the fiscal year-ends of 2007 and 2008, respectively. Meanwhile the portfolio allocation between the macro-regions has shifted towards Asia-Pacific and European regions and away from North America as indicated in the below chart:

CNL GLOBAL REAL ESTATE FUND - HOLDINGS IN USD

                                       % EQUITIES
                          12/31/2007   12/31/2008   12/31/2009
                          ----------   ----------   ----------
North America Sub-Total      37.50%       41.50%       38.50%
Asia Pacific Sub-Total       42.80%       41.30%       42.50%
Europe Sub-Total             19.70%       17.20%       19.00%
                            ------       ------       ------
TOTAL                       100.00%      100.00%      100.00%
                            ======       ======       ======

The portfolio tilt towards the Asia-Pacific region, combined with the strong relative performance of the Asia-Pacific region, were two of the contributing factors for the strong performance of the Fund for the calendar year ended December 31, 2009.

CURRENT STRATEGY AND OUTLOOK

The Fund continues to favor investments in the higher quality companies that are expected to weather the current financial and economic crises. Additionally, the Fund's portfolio managers will continue to seek investments in those economies and companies that offer realistic expectations for long-term cash flow growth in property-related earnings, where dividend payments are sustainable by operations and corporate liquidity, and where the stock prices of real estate companies are well below the reasonable estimates of their corporate enterprise values based on the professional projections of the future direction of property values.

FUND LIQUIDITY RISK AND LEVERAGE

Given the size of the Fund, it may face liquidity risks as a result of redemption requests. Redemptions are typically settled one day after trade date while the sale of underlying foreign securities to satisfy redemption requests may require up to five days to settle. Accordingly the Fund's ability to meet redemption requests may cause the Fund to borrow funds. As noted above, the Fund did not employ any leverage for investment purposes. In 2009, the Fund did employ leverage on 11 business days for the purpose of settling redemptions of Fund shares. Fund leverage reached an upper limit of approximately 4.2% debt/total assets on one day, and all other instances were below 1% debt/total assets.


                         6 - CNL GLOBAL REAL ESTATE FUND

Fund Performance Summary

All Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown below. Please visit www.thecnlfunds.com for the Fund's most recent monthly performance.

                 GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

                               (PERFORMANCE GRAPH)

                FTSE EPRA/NAREIT
                   Global Real
                  Estate Index       Class A (load)     Class A (no load)
                ----------------     --------------     -----------------
10/29/2007          $10,000              $9,425             $10,000
                     $9,372              $8,803              $9,340
12/31/2007           $8,885              $8,221              $8,723
                     $8,507              $8,021              $8,511
                     $8,352              $7,869              $8,349
                     $8,385              $8,031              $8,521
                     $8,910              $8,497              $9,015
                     $8,691              $8,193              $8,692
 6/30/2008           $7,667              $7,237              $7,678
                     $7,730              $7,275              $7,718
                     $7,570              $6,951              $7,375
                     $6,869              $6,313              $6,698
                     $4,955              $4,601              $4,882
                     $4,236              $3,960              $4,202
12/31/2008           $4,645              $4,447              $4,718
                     $4,048              $3,839              $4,073
                     $3,380              $3,231              $3,428
                     $3,619              $3,549              $3,766
                     $4,367              $4,277              $4,538
                     $4,918              $4,868              $5,165
 6/30/2009           $4,918              $4,832              $5,127
                     $5,410              $5,262              $5,583
                     $5,824              $5,594              $5,935
                     $6,152              $5,888              $6,247
                     $6,084              $5,800              $6,154
                     $6,198              $5,967              $6,331
12/31/2009           $6,422              $6,126              $6,500



          GROWTH OF A $100,000 INVESTMENT - INSTITUTIONAL CLASS SHARES

                               (PERFORMANCE GRAPH)

                FTSE EPRA/NAREIT
                   Global Real
                  Estate Index          Class I
                ----------------     --------------
10/29/2007         $100,000            $100,000
                    $93,718             $93,500
12/31/2007          $88,853             $87,266
                    $85,071             $85,145
                    $83,524             $83,529
                    $83,851             $85,347
                    $89,095             $90,296
                    $86,910             $86,963
 6/30/2008          $76,674             $77,012
                    $77,301             $77,316
                    $75,700             $73,976
                    $68,692             $67,137
                    $49,547             $49,031
                    $42,359             $42,215
12/31/2008          $46,450             $47,420
                    $40,478             $40,851
                    $33,801             $34,487
                    $36,187             $37,792
                    $43,665             $45,639
                    $49,180             $51,938
 6/30/2009          $49,181             $51,590
                    $54,103             $56,166
                    $58,242             $59,702
                    $61,516             $62,877
                    $60,841             $61,937
                    $61,981             $63,608
12/31/2009          $64,220             $65,454


Based on an initial investment of $10,000 (Class AShares) and $100,000 (InstitutionalClassShares), the graphs above illustrate the total return of CNL Global Real Estate Fund against the Benchmark Index. The Fund's Benchmark Index is designed to track the performance of listed real estate companies and REITs worldwide. The free-float adjusted index constituents are liquidity, size and revenue screened and are broken down into eight index families covering the world's largest investment markets in various currencies. The Benchmark Index is unmanaged and has no cash in its portfolio, no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The graphs do not reflect the deduction of taxes that a U.S. taxable shareholder will pay on Fund distributions or the redemption of Fund shares.


                         CNL GLOBAL REAL ESTATE FUND - 7

The maximum sales charge for Class A shares is 5.75%. Average annual returns (Unadjusted for Sales Charges) do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 1.00% redemption fee on shareholders redeeming shares held less than 75 days, which has the effect of lowering the total returns for short-term shareholders.

AVERAGE ANNUAL TOTAL RETURNS

                                    ONE
                                YEAR ENDED          ONE            SINCE
                               DECEMBER 31,     YEAR ENDED       INCEPTION        SINCE
                                   2009        DECEMBER 31,     (10/30/07)+     INCEPTION
                              UNADJUSTED FOR       2009       UNADJUSTED FOR   (10/30/07)+
CNL GLOBAL REAL ESTATE FUND    SALES CHARGES     WITH LOAD     SALES CHARGES    WITH LOAD
---------------------------   --------------   ------------   --------------   -----------
Class A Shares                     37.77%          29.88%        (17.97)%        (20.17)%
Institutional Class Shares         38.03%            N/A         (17.70)%           N/A
FTSE EPRA/NAREIT Global
Real Estate Index Series++         38.26%            N/A         (18.42)%           N/A

Returns do not reflect the payment of taxes that a shareholder may pay on distributions or upon redemption of Fund shares.

+ Represents commencement date of investment operations (i.e., began to invest in accordance with its investment objective).

++ The FTSE EPRA/NAREIT Global Real Estate Index is an index that tracks the performance of listed real estate companies and REITs worldwide.

The annualized gross and net expense ratios, respectively, for each class of shares as in the April 30, 2009 prospectus were as follows: Class A--4.43% and 1.80%; and Institutional Class--4.18% and 1.55%. Through April 30, 2010, the Adviser has contractually agreed to reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for Class A Shares and 1.55% for Institutional Class Shares.

Performance results reflect applicable expense waivers in effect during the period shown. Without such waivers Fund performance would be lower. See the prospectus for more information.

             NET ASSET VALUE AND DISTRIBUTION INFORMATION PER SHARE

                                            INSTITUTIONAL
                                  CLASS A       CLASS
                                  -------   -------------
NET ASSET VALUE:
12/31/09                          $  6.13      $  6.14

DISTRIBUTION INFORMATION:
3/31/09--Net Investment Income    $0.0197      $0.0219
6/30/09--Net Investment Income    $0.0331      $0.0363
9/30/09--Net Investment Income    $0.0214      $0.0252
12/16/09--Net Investment Income   $0.0245      $0.0284
12/31/09--Net Investment Income   $0.0980      $0.0980


                         8 - CNL GLOBAL REAL ESTATE FUND

Understanding Your Ongoing Costs (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) ongoing costs including management fees, Fund expenses, and distribution (12b-1) fees, if applicable; and (2) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

ACTUAL EXPENSES

The first section of the table below (Actual Fund Return) provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value on July 1, 2009 divided by $1,000 = 8.6), then multiply the result by the expense number associated with your share class on the line entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table (Hypothetical 5% Fund Return) below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     INSTITUTIONAL
ACTUAL FUND RETURN                        CLASS A        CLASS
------------------                       ---------   -------------
Beginning Account Value July 1, 2009     $1,000.00     $1,000.00
Ending Account Value December 31, 2009   $1,267.70     $1,268.70
Expenses Paid per $1,000(a)              $   10.29     $    8.86

                                                     INSTITUTIONAL
HYPOTHETICAL 5% FUND RETURN               CLASS A        CLASS
---------------------------              ---------   -------------
Beginning Account Value July 1, 2009     $1,000.00     $1,000.00
Ending Account Value December 31, 2009   $1,016.13     $1,017.39
Expenses Paid per $1,000(a)              $    9.15     $    7.88

                                                     INSTITUTIONAL
ANNUALIZED EXPENSE RATIOS NET(b)          CLASS A       CLASS
--------------------------------         ---------   -------------
                                           1.80%         1.55%

(a) Expenses are equal to the Fund's annualized expense ratios for each class of shares, multiplied by the average account value over the period, multiplied by the actual days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365). The data reflects the 184 day period from July 1, 2009, through December 31, 2009.

(b) The annualized gross expense ratio, based on the six months ended December 31, 2009, was: Class A--4.10% and Institutional Class--3.86%.


                         CNL GLOBAL REAL ESTATE FUND - 9

Investment Portfolio                                     as of December 31, 2009

CNL GLOBAL REAL ESTATE FUND

TEN LARGEST HOLDINGS (AS A PERCENTAGE OF TOTAL NET ASSETS)

                                        MARKET
                                      VALUE (US$)   PERCENT
                                      -----------   -------
Westfield Group ...................     1,436,548     5.2%
Simon Property Group, Inc.(REIT) ..     1,379,981     5.0
Unibail-Rodamco ...................     1,340,707     4.9
Mitsubishi Estate Co., Ltd ........     1,096,823     4.0
Vornado Realty Trust (REIT) .......       958,808     3.5
CapitaLand Ltd. ...................       893,412     3.2
Stockland .........................       864,340     3.1
Sun Hung Kai Properties Ltd. ......       738,118     2.7
British Land Co.PLC ...............       732,607     2.7
Hang Lung Properties Ltd. .........       717,942     2.6
                                       ----------    ----
TOTAL .............................    10,159,286    36.9%
                                       ==========    ====

COUNTRY SUMMARY (AS A PERCENTAGE OF NET ASSETS)(a)

                                         MARKET
                                      VALUE (US$)   PERCENT
                                      -----------   -------
United States ....................      9,238,333     33.6%
Hong Kong ........................      3,943,504     14.3
Australia ........................      3,440,654     12.5
United Kingdom ...................      2,367,011      8.6
Singapore ........................      2,176,597      7.9
Japan ............................      1,974,414      7.2
France ...........................      1,809,737      6.6
Canada ...........................      1,216,238      4.4
Netherlands ......................        563,148      2.1
Sweden ...........................        406,214      1.5
Other Assets Less Liabilities ....        360,478      1.3
                                       ----------    -----
TOTAL ............................     27,496,328    100.0%
                                       ==========    =====

(a) Countrysummary represents the allocation of holdings based on the country domicile of the holding or underlying company. It does not represent the geographic diversification of the underlying property holdings of the real estate companies.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        10 - CNL GLOBAL REAL ESTATE FUND

Investment Portfolio                                     as of December 31, 2009

CNL GLOBAL REAL ESTATE FUND

                                                                  SHARES      VALUE (US$)
                                                                ----------   -------------
COMMON STOCKS 98.7%(a)
AUSTRALIA 12.5%
CFS Retail Property Trust ...................................       85,000         144,735
Commonwealth Property Office Fund ...........................      270,000         233,851
Dexus Property Group ........................................      502,583         381,298
ING Office Fund .............................................      577,854         328,467
Macquarie Countrywide Trust .................................       99,069          51,415
Stockland ...................................................      245,327         864,340
Westfield Group .............................................      128,356       1,436,548
                                                                             -------------
                                                                                 3,440,654
CANADA 4.4%
Allied Properties Real Estate Investment Trust ..............       16,586         306,711
Boardwalk Real Estate Investment Trust ......................        8,074         286,027
Canadian Apartment Properties Real Estate Investment Trust ..       17,656         237,360
Canadian Real Estate Investment Trust .......................       14,891         386,140
                                                                             -------------
                                                                                 1,216,238
FRANCE 6.6%
Fonciere des Regions ........................................        2,763         282,526
Mercialys ...................................................        5,232         184,171
Unibail-Rodamco .............................................        6,103       1,340,707
                                                                             -------------
                                                                                 1,807,404
HONG KONG 14.3%
China Resources Land Ltd. ...................................      227,470         513,185
Hang Lung Properties Ltd. ...................................      183,132         717,942
Henderson Land Development Co., Ltd .........................       71,757         538,057
Kerry Properties Ltd. .......................................      106,000         536,150
Longfor Properties(b) .......................................       12,690          14,305
Shui On Land Ltd. ...........................................      265,170         155,583
Sino-Ocean Land Holdings Ltd. ...............................      360,960         331,888
Sun Hung Kai Properties Ltd. ................................       49,641         738,118
The Link Real Estate Investment Trust .......................      156,714         398,276
                                                                             -------------
                                                                                 3,943,504
JAPAN 7.2%
Global One Real Estate Investment Co., Ltd ..................           17         115,054
Japan Excellent, Inc ........................................           20          89,139
Mitsubishi Estate Co., Ltd ...................................      68,698       1,096,823
Nippon Building Fund, Inc ....................................          40         304,006
NTT Urban Development Corp. .................................          271         180,902
Tokyo Tatemono Co., Ltd ......................................      49,000         188,490
                                                                             -------------
                                                                                 1,974,414
NETHERLANDS 2.1%
Eurocommercial Properties NV ................................        6,693         277,030
Prologis European Properties(b) .............................       46,678         286,118
                                                                             -------------
                                                                                   563,148

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        CNL GLOBAL REAL ESTATE FUND - 11

Investment Portfolio                                     as of December 31, 2009

CNL GLOBAL REAL ESTATE FUND

                                                                  SHARES      VALUE (US$)
                                                                ----------   -------------
SINGAPORE 7.9%
Ascendas Real Estate Investment Trust .......................      174,000         273,145
CapitaCommercial Trust ......................................      259,372         214,783
CapitaLand Ltd. .............................................      301,161         893,412
CapitaMall Trust ............................................      220,226         281,090
Capitamalls Asia Ltd.(b) ....................................      117,008         211,553
Yanlord Land Group Ltd. .....................................      197,895         302,614
                                                                             -------------
                                                                                 2,176,597
SWEDEN 1.5%
Kungsleden AB ...............................................       34,057         232,942
Wihlborgs Fastigheter AB ....................................        9,400         173,272
                                                                             -------------
                                                                                   406,214
UNITED KINGDOM 8.6%
Big Yellow Group PLC(b) .....................................       39,933         227,490
British Land Co.PLC .........................................       95,139         732,607
Derwent London PLC ..........................................       15,660         332,775
Helical Bar PLC .............................................       65,267         359,712
SEGRO PLC ...................................................       66,580         369,304
St.Modwen Properties PLC(b) .................................      110,297         345,123
                                                                             -------------
                                                                                 2,367,011
UNITED STATES 33.6%
Alexandria Real Estate Equities, Inc. (REIT) ................       10,530         676,974
American Campus Communities, Inc. (REIT) ....................       11,241         315,872
AvalonBay Communities, Inc. (REIT) ..........................        5,261         431,981
BioMed Realty Trust, Inc. (REIT) ............................       21,843         344,683
Boston Properties, Inc. (REIT) ..............................        4,090         274,316
Digital Realty Trust, Inc. (REIT) ...........................        9,314         468,308
Douglas Emmett, Inc. (REIT) .................................       15,783         224,908
Duke Realty Corp (REIT) .....................................       35,195         428,323
Equity Lifestyle Properties, Inc. (REIT) ....................        3,420         172,607
Essex Property Trust, Inc. (REIT) ...........................        2,965         248,022
Federal Realty Investment Trust (REIT) ......................        5,920         400,902
Government Properties Income Trust (REIT) ...................        9,314         214,036
HCP, Inc. (REIT) ............................................       10,623         324,426
Health Care REIT, Inc. (REIT) ...............................       10,877         482,069
Kite Realty Group Trust (REIT) ..............................       46,766         190,338
LTC Properties, Inc. (REIT) .................................        6,147         164,432
OMEGA Healthcare Investors, Inc. (REIT) .....................       10,911         212,219
Pebblebrook Hotel Trust (REIT)(b) ...........................        6,900         151,869
Public Storage  (REIT) ......................................        7,670         624,722
Simon Property Group, Inc. (REIT) ...........................       17,293       1,379,981
Sunstone Hotel Investors, Inc. (REIT)(b) ....................       22,415         199,045
Tanger Factory Outlet Centers, Inc. (REIT) ..................        6,266         244,311
U-Store-It Trust (REIT) .....................................       14,369         105,181
Vornado Realty Trust (REIT) .................................       13,709         958,808
                                                                             -------------
                                                                                 9,238,333
                                                                             -------------
TOTAL COMMON STOCKS (COST $22,900,298) ......................                   27,133,517

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        12 - CNL GLOBAL REAL ESTATE FUND

Investment Portfolio                                     as of December 31, 2009

CNL GLOBAL REAL ESTATE FUND

                                                                  SHARES      VALUE (US$)
                                                                ----------   -------------
WARRANT 0.0%
FRANCE
Fonciere Des Regions Expires 12/31/10(b) ....................        2,763           2,333
                                                                             -------------
TOTAL WARRANTS (Cost $0) ....................................                        2,333

                                                                   % OF
                                                                NET ASSETS
                                                                ----------
TOTAL INVESTMENT PORTFOLIO (Cost $22,900,298)(c)                      98.7      27,135,850
OTHER ASSETS AND LIABILITIES, NET                                      1.3         360,478
                                                                ----------   -------------
NET ASSETS                                                           100.0      27,496,328

(a)  As a percentage of net assets.

(b)  Non-income producing security.

(c)  The cost for federal income tax purpose was $25,930,972. At December
     31, 2009, net unrealized appreciation for all securities based on tax cost was $1,204,878. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost of $1,860,746 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax costs over value of $655,868.

REIT: U.S. Real Estate Investment Trust. Many of the foreign companies have adopted REIT-like corporate structures in their respective countries. The character and features of REIT-like corporate structures in foreign countries may differ from U.S. REITs. Therefore, only U.S. companies are designated as "REIT" where applicable.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        CNL GLOBAL REAL ESTATE FUND - 13

Statement of Assets and Liabilities                      as of December 31, 2009

CNL GLOBAL REAL ESTATE FUND

ASSETS
   Investments in securities, at value (cost $22,900,298) ......   $ 27,135,850
   Cash ........................................................        539,561
   Foreign currency, at value (cost $13,850) ...................         13,675
   Receivable for investments sold .............................        117,413
   Dividends receivable ........................................         88,780
   Due from Adviser ............................................         20,804
   Receivable for Fund shares sold .............................         15,000
   Prepaid insurance ...........................................         11,133
   Foreign taxes recoverable ...................................          3,537
                                                                   ------------
   Total assets ................................................     27,945,753
                                                                   ------------
LIABILITIES
   Distributions payable .......................................        261,031
   Accrued auditing and tax services fees ......................         53,200
   Payable for investments purchased ...........................         34,531
   Accrued transfer agent fees .................................         27,773
   Accrued reports to shareholders fee .........................         17,398
   Accrued custodian and accounting fees .......................         16,724
   Accrued administration fees .................................         11,470
   Accrued trustees fees .......................................          9,533
   Payable for Fund shares redeemed ............................          1,669
   Accrued distribution fee (12b-1) - Class A ..................            715
   Accrued legal fees ..........................................          5,333
   Other accrued expenses and payables .........................         10,048
                                                                   ------------
   Total liabilities ...........................................        449,425
                                                                   ------------
   NET ASSETS, AT VALUE ........................................   $ 27,496,328
                                                                   ============
NET ASSETS
   Net assets consist of:
   Distributions in excess of net investment income ............       (581,919)
   Net unrealized appreciation (depreciation) on:
   Investments .................................................      4,235,552
   Foreign currency related transactions .......................           (573)
   Accumulated net realized gain (loss) ........................    (16,840,811)
   Paid-in capital .............................................     40,684,079
                                                                   ------------
   NET ASSETS, AT VALUE ........................................   $ 27,496,328
                                                                   ============
NET ASSET VALUE:
   CLASS A
   Net Asset Value and redemption price per share
      ($3,377,715 / 550,757 shares of capital stock
      outstanding, $0.001 par value, unlimited number of
      shares authorized) .......................................   $       6.13
                                                                   ------------
   Maximum offering price per share ($6.13 / 0.9425) ...........   $       6.50
                                                                   ------------
   INSTITUTIONAL CLASS
   Net Asset Value offering and redemption price per share
      ($24,118,613 / 3,928,405 shares of capital stock
      outstanding, $0.001 par value, unlimited number of
      shares authorized) .......................................   $       6.14
                                                                   ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        14 - CNL GLOBAL REAL ESTATE FUND

Statement of Operations                     for the year ended December 31, 2009

CNL GLOBAL REAL ESTATE FUND

INVESTMENT INCOME:
   Dividends (net of $76,337 taxes withheld) ...................   $    896,011
                                                                   ------------
   Total Income ................................................        896,011
                                                                   ------------
EXPENSES:
   Management fee ..............................................        241,133
   Transfer agent fee ..........................................        166,476
   Administration fees .........................................        137,915
   Custodian and accounting fees ...............................        107,090
   Trustees fees and expenses ..................................         71,295
   Legal fees ..................................................         57,277
   Auditing and tax services ...................................         56,968
   Compliance services expense .................................         50,038
   Insurance ...................................................         29,652
   Registration fees ...........................................         28,774
   Reports to shareholders .....................................         22,480
   Distribution fee (12b-1) - Class A ..........................          5,670
   Other .......................................................          5,795
                                                                   ------------
   Total expenses, before expense reimbursement ................        980,563
                                                                   ------------
   Expense reimbursement .......................................       (601,138)
                                                                   ------------
   Total expenses, after expense reimbursement .................        379,425
                                                                   ------------
   NET INVESTMENT INCOME (LOSS) ................................        516,586
                                                                   ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS:
   Net realized gain (loss) from:
      Investments ..............................................    (11,845,721)
      Foreign currency related transactions ....................        (37,909)
                                                                   ------------
                                                                    (11,883,630)
                                                                   ------------
   Net unrealized appreciation (depreciation) during the
      period on:
      Investments ..............................................     17,572,912
      Foreign currency related transactions ....................         (2,748)
                                                                   ------------
                                                                     17,570,164
                                                                   ------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS .....................      5,686,534
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................................   $  6,203,120
                                                                   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        CNL GLOBAL REAL ESTATE FUND - 15

Statement of Changes in Net Assets

CNL GLOBAL REAL ESTATE FUND

                                                                       YEAR           YEAR
                                                                       ENDED          ENDED
                                                                   DECEMBER 31,   DECEMBER 31,
                                                                       2009           2008
                                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income (loss) .............................   $    516,586   $    380,422
      Net realized gain (loss) on investment transactions and
         foreign currency related transactions .................    (11,883,630)    (4,935,637)
      Net unrealized appreciation (depreciation) during the
         period on investment transactions and foreign currency
         related transactions ..................................     17,570,164    (12,725,302)
                                                                   ------------   ------------
   Net increase (decrease) in net assets resulting from
      operations ...............................................      6,203,120    (17,280,517)
                                                                   ------------   ------------
   Distributions to shareholders from:
   Net investment income:
      Class A ..................................................        (99,629)       (19,496)
      Class C ..................................................             --           (176)(a)
      Institutional Class ......................................       (842,118)      (450,171)
                                                                   ------------   ------------
   Decrease in net assets from distributions to shareholders ...       (941,747)      (469,843)
                                                                   ------------   ------------
   Fund share transactions:
      Proceeds from shares sold ................................      3,294,196     45,937,265
      Reinvestment of distributions ............................        363,905        322,570
      Cost of shares redeemed ..................................     (9,556,218)    (4,991,773)
      Redemption fees ..........................................         12,038         11,916
                                                                   ------------   ------------
   Net increase (decrease) in net assets from Fund share
      transactions .............................................     (5,886,079)    41,279,978
                                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ..............................       (624,706)    23,529,618
                                                                   ============   ============
   Net assets at beginning of year .............................     28,121,034      4,591,416
                                                                   ------------   ------------
NET ASSETS AT END OF YEAR (INCLUDING DISTRIBUTIONS IN EXCESS OF
   NET INVESTMENT INCOME OF $581,919 AND $154,356,
   RESPECTIVELY) ...............................................   $ 27,496,328   $ 28,121,034
                                                                   ============   ============

(a)  On December 30,2008, Class C Shares were reclassified into Class A Shares.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        16 - CNL GLOBAL REAL ESTATE FUND

Financial Highlights

CNL GLOBAL REAL ESTATE FUND

                                                                                     CLASS A
                                                                   ------------------------------------------
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       2009           2008          2007(a)
                                                                   ------------   ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR .............................     $ 4.61        $  8.64        $ 10.00
   Income (loss) from investment operations:
      Net investment income (loss)(b) ..........................       0.09           0.10           0.07
      Net realized and unrealized gain (loss) on investment
         transactions ..........................................       1.63          (4.06)         (1.35)
                                                                     ------        -------        -------
   Total from investment operations ............................       1.72          (3.96)         (1.28)
Less distributions from:
   Net investment income .......................................      (0.20)         (0.07)         (0.08)
                                                                     ------        -------        -------
   Total distributions to shareholders .........................      (0.20)         (0.07)         (0.08)
                                                                     ------        -------        -------
Redemption fees ................................................       0.00(c)        0.00(c)          --
                                                                     ------        -------        -------
NET ASSET VALUE, END OF YEAR ...................................     $ 6.13        $  4.61        $  8.64
   Total Return (%)(d) .........................................      37.77         (45.91)        (12.77)(e)
                                                                     ------        -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (000s) ..............................     $3,378        $ 1,241        $    61
   Ratio of expenses before expense reimbursement (%) ..........       4.24           4.99          29.19(f)
   Ratio of expenses after expense reimbursement (%) ...........       1.80           1.80           1.80(f)
   Ratio of net investment income (loss) (%)(g) ................       1.72           1.69           4.30(f)
   Portfolio turnover rate (%) .................................         62             25              6(e)

(a) For the period from October 26, 2007 (commencement of operations) to December 31, 2007.

(b)  Per share numbers have been calculated using the average shares method.

(c)  Amount is less than $0.005 per share.

(d)  Does not reflect sales charges, which would reduce return.

(e)  Not annualized.

(f)  Annualized.

(g) Differences between classes are impacted by the timing of subscriptions and the timing of dividend income earned by the Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        CNL GLOBAL REAL ESTATE FUND - 17

Financial Highlights

CNL GLOBAL REAL ESTATE FUND

                                                                               INSTITUTIONAL CLASS
                                                                   ------------------------------------------
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       2009           2008          2007(a)
                                                                   ------------   ------------   ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR .............................    $  4.62        $  8.64        $ 10.00
   Income (loss) from investment operations:
      Net investment income (loss)(b) ..........................       0.11           0.13           0.04
      Net realized and unrealized gain (loss) on investment
         transactions ..........................................       1.62          (4.06)         (1.31)
   Total from investment operations ............................       1.73          (3.93)         (1.27)
                                                                    -------        -------        -------
Less distributions from:
   Net investment income .......................................      (0.21)         (0.09)         (0.09)
                                                                    -------        -------        -------
   Total distributions to shareholders .........................      (0.21)         (0.09)         (0.09)
                                                                    -------        -------        -------
Redemption fees ................................................       0.00(c)        0.00(c)          --
                                                                    -------        -------        -------
NET ASSET VALUE, END OF YEAR ...................................    $  6.14        $  4.62        $  8.64
   Total Return (%) ............................................      38.03         (45.66)        (12.73)(d)
                                                                    -------        -------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
   Net Assets, End of Year (000s) ..............................    $24,119        $26,880        $ 4,517
   Ratio of expenses before expense reimbursement (%) ..........       4.05           5.49          28.94(e)
   Ratio of expenses after expense reimbursement (%) ...........       1.55           1.55           1.55(e)
   Ratio of net investment income (loss) (%)(f) ................       2.19           2.09           2.45(e)
   Portfolio turnover rate (%) .................................         62             25              6(d)

(a) For the period from October 26, 2007 (commencement of operations) to December 31, 2007.

(b)  Per share numbers have been calculated using the average shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized.

(e)  Annualized.

(f) Differences between classes are impacted by the timing of subscriptions and the timing of dividend income earned by the Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                        18 - CNL GLOBAL REAL ESTATE FUND

Notes to Financial Statements                                  December 31, 2009

CNL GLOBAL REAL ESTATE FUND

1. ORGANIZATION

CNL Global Real Estate Fund (the "Fund") is a diversified series of The CNL Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware statutory trust. The Fund commenced operations on October 26, 2007.

The Fund seeks to achieve a high total return through a combination of current income and capital appreciation. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and equity-related securities issued by real estate and real estate-related companies.

The Fund offers two classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge of 5.75% (on investments greater than $50,000, the sales charge is reduced). Sales charges may be reduced or waived for certain eligible investors. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A shares. Class C shares were offered to investors without an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 1.00% payable upon certain redemptions within one year of purchase. On December 17, 2008, the Board of Trustees of the Fund approved the reclassification of the Class C shares into the Class A shares. This conversion was completed on December 30, 2008 and shares of Class C were not available after this date.

2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amount and disclosures. Actual results could differ from these estimates and those differences could be material.

PORTFOLIO VALUATION

Generally, the Fund's investments are valued at market value. Securities traded on a principal domestic or foreign securities exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price, the NASDAQ official close price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked prices. Securities traded on more than one exchange are valued using the primary exchange where the security is principally traded.

Securities for which market prices are unavailable, or securities for which CNL Fund Advisors Company ("the Adviser") determines that prices do not reflect market value, will be valued at fair value pursuant to valuation policies and procedures approved by the Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when exchange trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Adviser's Pricing Committee determines fair value in a manner that it believes fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Alternatively, the value of non-North American securities may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the New York Stock Exchange ("NYSE") using a pricing service and/or procedures approved by the Board of Trustees if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, development occur that are expected to materially affect the value of such non-North American securities.


                        CNL GLOBAL REAL ESTATE FUND - 19

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

     -    Level 1 - quoted prices in active markets for identical assets

     - Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the fair value measurements used for the December 31, 2009 values:

                                                                 OTHER
                                                              SIGNIFICANT    SIGNIFICANT
                                                               OBSERVABLE   UNOBSERVABLE
                                              QUOTED PRICES      INPUTS        INPUTS
                                   TOTAL        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)
                                -----------   -------------   -----------   ------------
Common Stocks Canada            $ 1,216,238    $ 1,216,238    $        --        $--
Common Stocks Hong Kong           3,943,504         14,305      3,929,199         --
Common Stocks Singapore           2,176,597        211,553      1,965,044         --
Common Stocks United States       9,238,333      9,238,333             --         --
Common Stocks Other Countries    10,558,845             --     10,558,845         --
Warrants                              2,333          2,333             --         --
                                -----------    -----------    -----------        ---
   TOTAL                        $27,135,850    $10,682,762    $16,453,088        $--
                                ===========    ===========    ===========        ===

The Fund's assets consisting of all North American exchange-traded common stocks and warrants were classified under Level 1 for this reporting period ending December 31, 2009. Level 2 Fund assets include 39 non-North American publicly traded stocks that represent an aggregate fair value of $16,453,088. Had the Fund used the observable closing prices from the primary exchange instead of using fair value procedures, then the value of these 39 securities would be $16,526,750.

At December 31, 2009, there were no other securities fair valued pursuant to the Fund's fair value procedures.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income (net of foreign withholding taxes, if any) is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of


                        20 - CNL GLOBAL REAL ESTATE FUND

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/(loss) on foreign currency related transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/(losses) included in realized and unrealized gain/(loss) are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities; such changes are included with the net realized and unrealized gain/(loss) on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. The Fund held no forward foreign currency contracts at December 31, 2009.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. An assessment of the Fund's tax positions has been made for all open tax years and it has been determined that as of December 31, 2009 there is no impact to the Fund's financial statements. The Fund's federal tax return for the years ended December 31, 2007, and December 31, 2008 remain subject to examination by the Internal Revenue Service and state departments of revenue. The Fund identifies its major tax jurisdictions as U.S. Federal and Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date, unless the shareholder has elected to have the dividends and distributions paid in cash.

REAL ESTATE INVESTMENT TRUSTS

At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be based on other available information. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.


                        CNL GLOBAL REAL ESTATE FUND - 21

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the repurchase price of the securities, plus accrued interest.

CLASS ALLOCATION

Investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears distribution and shareholder servicing expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by share class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

REDEMPTION FEES

The Fund imposes a redemption fee of 1.00% of the total redemption amount on the Fund shares redeemed within 75 days of buying them. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

OTHER

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, the Fund expects the risk of loss to be remote.

3. MANAGEMENT FEES AND OTHER EXPENSES

MANAGEMENT FEES

Under the Investment Management Agreement with the Adviser, the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Fund pays a monthly investment management fee, computed and accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average daily net assets. CB Richard Ellis Global Real Estate Securities, LLC ("CB Richard Ellis GRES") is the sub-adviser for the Fund. The Adviser compensates CB Richard Ellis GRES out of the management fee it receives from the Fund.

EXPENSE LIMITATIONS

For the period from October 26, 2007 (commencement of operations) through April 30, 2010, the Adviser has contractually agreed to reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the annual expenses of each class as follows:

                       CONTRACTUAL
CLASS                 EXPENSE LIMIT
-----                 -------------
Class A                   1.80%
Institutional Class       1.55%


                        22 - CNL GLOBAL REAL ESTATE FUND

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

For the year ended December 31, 2009, the Adviser reimbursed $601,138 of Fund operating expenses pursuant to an expense limitation agreement with the Fund. The Adviser may recapture all or a portion of any Fund expense reimbursement payments it has borne, to the extent a class's expenses fall below the maximum ratio within three years after the end of the fiscal year in which the reimbursement was made. The Fund's Board of Trustees shall determine quarterly, in advance, whether any reimbursement may be paid to the Adviser in such quarter. The amounts subject to possible reimbursement under the expense limitation agreements at December 31, 2007 through December 31, 2009 were as follows:

Expenses Subject to Possible Recapture through December 31, 2010   $228,405
Expenses Subject to Possible Recapture through December 31, 2011   $223,698

The Adviser has waived its potential recapture of Fund expense reimbursement payments in 2009 and a portion of expense reimbursements paid in 2008.

DISTRIBUTOR

The Trust has adopted a Rule 12b-1 plan for Class A shares under which the Fund is authorized to pay to Foreside Fund Services, LLC (the "Distributor") or any other approved entity (collectively, "payees") as compensation for the distribution services and/or shareholder services provided by such payees, an aggregate fee equal to 0.25% of the average daily net assets of Class A shares of the Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund. The plan is a core component of the ongoing distribution and shareholder servicing as related to Class A shares.

For the year ended December 31, 2009, the Fund has been advised that the Distributor received $0 in sales commissions from the sale of Class A shares.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street") serves as administrator for the Trust pursuant to an administration agreement (the "Administration Agreement") with the Trust. Under the Administration Agreement, State Street is responsible for (i) the general administrative duties associated with the day-to-day operations of the Trust; (ii) conducting relations with the independent registered certified public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting;and (iv) providing the office facilities and sufficient personnel required by it to perform such administrative services.

TRANSFER AGENT

Boston Financial Data Services, Inc., an affiliate of State Street, acts as the transfer agent and dividend disbursing agent of the Fund. As transfer agent and dividend disbursing agent, the transfer agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

CUSTODIAN

State Street serves as custodian of the assets of the Trust pursuant to a custodian agreement (the "Custody Contract") with the Trust. Under the Custody Contract, State Street holds and transfers portfolio securities on account of the Fund, provides fund accounting and keeps all necessary records and documents, and performs other duties, all as directed by authorized persons. Portfolio securities purchased in the United States are maintained in the custody of State Street or other domestic banks or depositories. Portfolio securities purchased outside of the United States are maintained in the custody of foreign banks and trust companies who are members of State Street's Global Custody Network and foreign depositories (collectively "foreign subcustodians"). With respect to foreign subcustodians, there can be no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians or application of foreign law to the Fund's foreign subcustodial arrangements.


                        CNL GLOBAL REAL ESTATE FUND - 23

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS

Each trustee of the Trust who is not an "interested person" of the Trust, as that term is defined in the 1940 Act (an "Independent Trustee"), is paid an annual retainer fee of $2,000 for service to the Trust. In addition, the Audit Committee chair, the Governance Committee chair and the Independent Trustee Committee chair will each receive $2,000 per annum for fulfilling these roles. In addition, each Independent Trustee will be paid a fee of $1,500 for each regular Board meeting attended whether the regular or special Board meetings are attended in person or by telephone. In addition, each Independent Trustee will be paid a fee of $1,000 for each committee meeting, including Audit Committee, Governance Committee and Independent Trustee Committee meetings. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2009 totaled $14,563,089 and $19,272,971, respectively.

5. INCOME TAX INFORMATION

The tax character of dividends and distributions paid for the years ended December 31, 2009 and 2008 were as follows:

                                      FOR THE YEAR        FOR THE YEAR
                                          ENDED               ENDED
                                    DECEMBER 31, 2009    DECEMBER 31, 2008
                                    -----------------    -----------------
Ordinary income                          $941,747            $469,843
Long-term capital gains                        --                  --
Tax return of capital                          --                  --
                                         --------            --------
Total dividends and distributions        $941,747            $469,843
                                         ========            ========

As of December 31, 2009, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income                             $  207,631
Other temporary differences                               $  (31,378)
Undistributed long-term capital gains                     $       --
Net unrealized depreciation on investments and currency   $1,204,307

As of December 31, 2009, the Fund had a net capital loss carryforward of $14,290,507, of which $1,169,804 will expire on December 31, 2016 and $13,120,703 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred capital losses of $277,804 after October 31, 2009, which are not recognized until the following fiscal year.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, post-October realized losses and mark-to-market on passive foreign investment companies and permanent book/tax differences primarily attributable to non-deductible expenses and foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $2,402 and distributions in excess of net investment income was charged $2,402.


                        24 - CNL GLOBAL REAL ESTATE FUND

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

6. CAPITAL STOCK

The following table summarized shares and dollar activity in the Fund:

                                               FOR THE                   FOR THE
                                             YEAR ENDED                 YEAR ENDED
                                          DECEMBER 31, 2009           DECEMBER 31, 2008
                                      ------------------------   -----------------------
                                        SHARES       DOLLARS       SHARES      DOLLARS
                                      ----------   -----------   ---------   -----------
CLASS A
Shares sold                              375,634   $ 1,811,915     498,298   $ 3,199,670
Issued as reinvestment of dividends       17,356        98,105       3,569        19,300
Shares redeemed                         (111,434)     (604,316)   (243,580)   (1,222,503)
Shares reclassified(a)                        --            --       3,841        17,516
Redemption fees(b)                            --           870          --           419
                                      ----------   -----------   ---------   -----------
Net increase                             281,556   $ 1,306,574     262,128   $ 2,014,402
                                      ----------   -----------   ---------   -----------
CLASS C
Shares sold                                   --   $        --       3,846   $    26,511
Issued as reinvestment of dividends           --            --          22           118
Shares redeemed                               --            --      (1,528)       (7,247)
Shares reclassified(a)                        --            --      (3,852)      (17,516)
Redemption fees(b)                            --            --          --             8
                                      ----------   -----------   ---------   -----------
Net increase (decrease)                       --   $        --      (1,512)  $     1,874
                                      ----------   -----------   ---------   -----------
INSTITUTIONAL CLASS
Shares sold                              345,556   $ 1,482,281   6,080,792   $42,711,084
Issued as reinvestment of dividends       48,510       265,800      55,049       303,152
Shares redeemed                       (2,289,791)   (8,951,902)   (834,702)   (3,762,023)
Redemption fees(b)                            --        11,168          --        11,489
                                      ----------   -----------   ---------   -----------
Net increase (decrease)               (1,895,725)  $(7,192,653)  5,301,139   $39,263,702
                                      ----------   -----------   ---------   -----------

(a) On December 30, 2008, the Fund's outstanding Class C shares were reclassified into Class A shares.

(b) The Fund may charge a 1.00% redemption fee on shares sold within 75 days of the time of purchase.

7. KEY RISKS

REAL ESTATE CONCENTRATION

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as decreases in real estate values, overbuilding and space over-supply conditions, increased competition among competing real estate property owners and other risks related to local or general economic and business conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rental rates and fluctuations in rental income due to lease terminations or expirations. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund's investment in real estate securities. Rising interest rates may drive up mortgage and financing costs and hinder real estate construction activity, which may negatively impact the securities that the Fund owns. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties.


                        CNL GLOBAL REAL ESTATE FUND - 25

Notes to Financial Statements (continued)                      December 31, 2009

CNL GLOBAL REAL ESTATE FUND

Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers, including the issuer of the real estate security. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund's portfolio. The Fund will indirectly bear a proportionate share of a REIT's on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund. In addition, U.S. -qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income under the Internal Revenue Code ("IRC") and b) maintain exemption eligibility from the investment company registration requirements.

FOREIGN SECURITIES

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

REPURCHASE AGREEMENTS

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December
31, 2009, one shareholder held 7.77% of the Institutional Class.

9. SUBSEQUENT EVENTS

At a meeting held on November 19, 2009, the Board of Trustees of The CNL Funds unanimously approved an Agreement and Plan of Reorganization and Termination (the "Plan") pursuant to which the CNL Global Real Estate Fund (the "CNL Fund") will be reorganized with and into the American Beacon Global Real Estate Fund (the "American Beacon RE Fund"), a series of the American Beacon Funds, sponsored and advised by American Beacon Advisors, Inc. The Plan provides for the CNL Fund to transfer all of its assets to the American Beacon RE Fund in exchange for Investor Class and Y Class shares of the American Beacon RE Fund and the American Beacon RE Fund's assumption of all of the CNL Fund's liabilities. After the transfer, each holder of the CNL Fund's Class A and Institutional Shares will receive a pro rata distribution of the American Beacon RE Fund's Investor Class and Y Class shares, respectively. The CNL Fund will then be liquidated.

The shareholders of the Fund held a special meeting on February 22, 2010 to consider the Plan. A majority of the Fund's shareholders voted in favor of the proposal to reorganize the Fund. Accordingly, the reorganization is expected to be completed by February 27, 2010, and American Beacon Global RE Fund will continue as the successor fund thereafter.

From the period January 1, 2010 through February 25, 2010, Class A Shares incurred net redemptions of approximately $2.54 million, primarily due to redemption activity related to a concentration of shareholder accounts under one financial advisor.


                        26 - CNL GLOBAL REAL ESTATE FUND

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of The CNL Funds -- CNL Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CNL Global Real Estate Fund (the "Fund") at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERS LLP)

Tampa, FL

February 25, 2010


                        CNL GLOBAL REAL ESTATE FUND - 27

Tax Information (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $45,863. Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-888-890-8934.

Other Information

PROXY VOTING RECORD

The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX is available without charge, upon request, by calling 1-866-745-3797 or on the Securities and Exchange Commission's website at www.sec.gov. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, (i) by calling 1-866-745-3797;
(ii) on the Fund's website at www.thecnlfunds.com; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.


                        28 - CNL GLOBAL REAL ESTATE FUND

Trustees and Officers (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member ("Trustee") and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years.

                                                                                         NUMBER OF
                            POSITION(S) HELD                                           PORTFOLIOS IN
                             WITH TRUST AND                                             FUND COMPLEX           OTHER
                             LENGTH OF TIME             PRINCIPAL OCCUPATION            OVERSEEN BY        TRUSTEESHIPS/
NAME, ADDRESS AND AGE           SERVED(1)               DURING PAST 5 YEARS               TRUSTEE        DIRECTORSHIPS HELD
---------------------       ----------------   -------------------------------------   -------------   ---------------------
INTERESTED TRUSTEE:         Chairman           Vice Chairman, CNL Financial            1               Director, CNL
Robert A. Bourne(2)         of the             Group, Inc.(real estate and devel-                      Financial Group,
c/o CNL Fund Advisors       Board and          opment company). Mr. Bourne also                        Inc.; Director,
Company                     Trustee,           serves and has served as a director                     CNLBancshares,
450 South Orange Avenue     May 2007           and an officer for various affiliates                   Inc.; Director, CNL
Orlando, FL 32801           to present         of CNL Financial Group, Inc.                            Lifestyle Properties,
Age: 63                                        including CNL Fund Advisors                             Inc.
                                               Company.

INDEPENDENT TRUSTEES:       Trustee,           Principal, Century Capital Markets,     1               None
G. Richard Hostetter        May 2007           LLC (financial services consultant)
c/o CNL Fund Advisors       to present         from 1999-present; Manager,
Company                                        Strategic Redevelopment Initiatives,
450 South Orange Avenue                        LLC from 2005-present; Principal,
Orlando, FL 32801                              Sr.V.P.& Counsel, Commerce
Age: 70                                        Centers, LLC from February 2008-
                                               present.

James H. Kropp              Trustee,           Chief Investment Officer, i3 Funds,     1               Director, PS
c/o CNL Fund Advisors       May 2007           LLC from 2009-present; Interim                          Business Parks, Inc.
Company                     to present         CFO, TaxEase GP, Inc. from 2009-
450 South Orange Avenue                        present; Sr. VP- Investments, Gazit
Orlando, FL 32801                              Group USA, Inc. (real estate
Age: 61                                        company) from 2006-2008;
                                               Portfolio Manager, Realty Enterprise
                                               Funds from 1998-2006; Managing
                                               Director, Christopher Weil & Co.
                                               Inc.(broker-dealer) from 1995-2004.

J. Joseph Kruse             Trustee,           Senior Advisor, Process Sensors         1               Chairman, Topsider
c/o CNL Fund Advisors       May 2007           Corp. (manufacturer of moisture                         Building Systems;
Company                     to present         sensors) from 2001-present;                             Chairman,
450 South Orange Avenue                        Advisory Board, Hyde Park Capital                       Professional
Orlando, FL 32801                              (investment banking firm) from                          Facilities
Age: 77                                        2006-present; President, Kruse &                        Management (man-
                                               Co., Inc. (merchant banking com-                        ages performing arts
                                               pany) from 1993-present; Partner                        centers)
                                               and Senior Advisor, G. William
                                               Miller & Co., Inc from 1983-present.

(1) Trustees hold their position with the Trust until their resignation, or removal or dissolution of the Trust. Officers hold their positions with the Trust until a successor has been duly elected and qualified or until their earlier resignation or removal.

(2) Robert A. Bourne is considered to be an "Interested Trustee"due to his position as Director of CNL Financial Group, Inc., which is the parent company of the Trust's Adviser.


                        CNL GLOBAL REAL ESTATE FUND - 29

                                                                                         NUMBER OF
                            POSITION(S) HELD                                           PORTFOLIOS IN
                             WITH TRUST AND                                             FUND COMPLEX           OTHER
                             LENGTH OF TIME             PRINCIPAL OCCUPATION            OVERSEEN BY        TRUSTEESHIPS/
NAME, ADDRESS AND AGE           SERVED(1)               DURING PAST 5 YEARS               TRUSTEE        DIRECTORSHIPS HELD
---------------------       ----------------   -------------------------------------   -------------   ---------------------
OFFICERS:                   President,         President, CNL Private Equity           N/A             Director, Florida
Andrew A. Hyltin            March              Corp. from 2005 - present and its                       Opportunity Fund
CNL Fund Advisors           2009 to            Chief Investment Officer from                           (non-profit);
Company                     present            2004 - present; President, CNL                          Chairman, Front
450 South Orange Avenue                        Fund Advisors Company from                              Line Outreach (edu-
Orlando, FL 32801                              2009 - present.                                         cational non-profit)
Age: 51

Paul S. Saint-Pierre        Treasurer,         Senior Vice President and CFO,          N/A             N/A
CNL Fund Advisors           May 2007           CNL Fund Advisors Company from
Company                     to present         2007-present; Senior Vice President
450 South Orange Avenue                        and CFO, CNL Fund Management
Orlando, FL 32801                              Company from 2007-2008; CFO of
Age: 56                                        Hovnanian Land Investment Group
                                               (land development and investment)
                                               from 2005-2007; Executive Vice
                                               President of Wall Street Realty
                                               Capital (real estate investment
                                               banking) prior to 2005.

Paul F. Hahesy              Chief              Director, Foreside Compliance           N/A             N/A
Foreside Compliance         Compliance         Services, LLC from 2008-present;
Services, LLC, Three Canal  Officer,           Compliance Manager, Foreside
Plaza, Suite 100, Portland, October 2008       Compliance Services, LLC from
Maine 04101                 to present         2005-2008; Compliance Consultant,
Age: 38                                        MetLife Group, Inc. from 2001-
                                               2005.

Susan L. Terenzio           Secretary,         Corporate Paralegal, CNL Financial      N/A             N/A
CNL Fund Advisors           March 2008         Group, Inc. from 2004-present;
Company                     to present         Securities Paralegal, Bingham,
450 South Orange Avenue                        McCutchen, LP from 2000-2003.
Orlando, FL 32801
Age: 49

Frank J. DiPietro           Assistant          Senior Director and Vice President,     N/A             N/A
State Street Bank and       Treasurer,         State Street Bank & Trust Company
Trust Company               May 2007           from 2005-present; Senior Manager
2 Avenue de Lafayette,      to present         Investment Accounting &
Boston, MA 02110                               Administration of PFPC Inc. from
Age: 39                                        1997-2005.

(1) Trustees hold their position with the Trust until their resignation, or removal or dissolution of the Trust. Officers hold their positions with the Trust until a successor has been duly elected and qualified or until their earlier resignation or removal.


                        30 - CNL GLOBAL REAL ESTATE FUND

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

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

CNL GLOBAL REAL ESTATE FUND

INVESTMENT ADVISER
CNL Fund Advisors Company
450 South Orange Avenue
Orlando, FL 32801

SUB-ADVISER
CB Richard Ellis Global Real Estate Securities, LLC
250 West Pratt Street
Baltimore, MD 21201

ADMINISTRATOR & CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

TRANSFER AGENT
Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
4221 West Boy Scout Boulevard, Suite 200
Tampa, FL 33607

                                       INVESTMENT COMPANY ACT FILE NO. 811-22017

(CNL(R) LOGO)
CNL FUND ADVISORY COMPANY

ITEM 2. CODE OF ETHICS.

    As of December 31, 2009, the Registrant has adopted a code of ethics that applies to the Registrant's President and Treasurer (Principal Executive Officer and Principal Financial Officer). For the period ended December 31, 2009, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with the Form N-CSR under Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant's audit committee is James H. Kropp, who is "independent" as defined in Item 3(a)(2) of this Form.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) AUDIT FEES - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2008 and December 31, 2009 were $32,000 and $34,000, respectively.

   (b) AUDIT-RELATED FEES - There were no fees billed for the fiscal years ended December 31, 2008 and December 31, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under (a) of this Item.

    (c) TAX FEES - The aggregate fees billed for professional services rendered by the principal accountant for the review of the Registrant's tax returns, other tax-related filings and excise tax calculations in the fiscal years ended December 31, 2008 and December 31, 2009 were $10,400 and $13,000, respectively.

   (d) ALL OTHER FEES - The were no fees billed for the fiscal years ended December 31, 2008 and December 31, 2009 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

   (e) (1) The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

        (2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the fiscal year ended December 31, 2009 were attributable to work performed by persons other than the principal accountant's full-time, permanent employees.

   (g)   Not applicable.

   (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

    Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) The Registrant's full schedules of investments are included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

    Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END INVESTMENT MANAGEMENT COMPANIES.

    Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

    (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

    (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

    (a)(1) Code of Ethics for the Registrant's President and Treasurer (Principal Executive Officer and Principal Financial Officer) described in
    Item 2 is attached hereto.

    (a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto.

    (a)(3) Not applicable.

    (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE CNL FUNDS
            --------------------------------------------------------------------

By (Signature and Title)   /s/ Andrew Hyltin
                        --------------------------------------------------------
                        Andrew Hyltin, Principal Executive Officer and President

Date      February 23, 2010
    ------------------------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.


By (Signature and Title) /s/ Paul S. Saint-Pierre
                        --------------------------------------------------------
                        Paul S. Saint-Pierre, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date      February 23 , 2010
    ------------------------------------